BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                                   May 4, 2004

                            SUPPLEMENT TO PROSPECTUS

                              DATED MARCH 27, 2003

          The prospectus ("Prospectus") for BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") dated March 27, 2003 is revised by adding the following paragraphs to page 28 before "Portfolio Manager":

          On March 15, 2004, Bank of America Corporation reached an agreement in principle with the Office of the New York State Attorney General ("NYAG") and the staff of the Securities and Exchange Commission (the "SEC") over matters related to late day trading and market timing of mutual funds (the "Agreement In Principle"). The Agreement in Principle is subject to final documentation and approval by the SEC.

          On April 1, 2004, Bank of America Corporation acquired FleetBoston Financial Corporation ("Fleet"). As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and the NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, Fleet also entered into the Agreement In Principle with the NYAG and the SEC.

          If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to settle, the February 24, 2004 proceedings, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, the investment adviser of the Fund, Banc of America Capital Management, LLC (the "Adviser"), and the Fund's distributor, BACAP Distributors, LLC ("the Distributor") are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Fund. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to settle, the February 24, 2004 proceedings, it is expected that the Adviser and the Distributor would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Fund.

03564.0004 #482796